Due Diligence Certificate

Date: 5 January 2024
Sansar Vehicle Finance Trust Dec 2022
Windsor, 6th Floor, Office No - 604,
C.S.T. Road, Kalina, Santacruz (East),
Mumbai, India – 400 098
India Vehicle Finance
Sir William Newton Street, 7th Floor,
Happy World House, Port Louis, 111111,
Mauritius
Barclays Bank PLC
1 Churchill Place
London E14 5HP
United Kingdom
Deutsche Bank AG, Singapore Branch
One Raffles Quay
17-00 South Tower
Singapore 048583
The Hongkong and Shanghai Banking Corporation Limited
Level 17, HSBC Main Building
1 Queen's Road Central
Hong Kong
J.P. Morgan Securities plc
Bank Street
Canary Wharf
London E14 5JP
United Kingdom
Standard Chartered Bank
One Basinghall Avenue
London EC2V 5DD
United Kingdom

Subject:	Due diligence audit on pool of receivables – the underlying contracts being vehicle loan agreements with an aggregate outstanding principal amount of Rs. 47,526,031,457

Reference is made to the preliminary offering circular dated 8 December 2023 (the “Preliminary Offering circular”) as supplemented by the supplemental offering circular to be dated on or about 5 January 2024 relating to the offer and sale of senior pass-through certificates due 2028 and equity pass-through certificates due 2033 by Sansar Vehicle Finance Trust Dec 2022. Capitalised terms and expressions used herein but not defined herein will have the meanings attributable to them in the Preliminary Offering Circular.
Based on the request received from Shriram Finance Limited (“Company” or “Seller”), we have performed a due diligence audit of the pool of Loans underlying the Initial Identified Receivables as at 31 December 2023 (the “Loan Pool”) and a selected sample of Loans (the “Loan Sample Cases”) as specified below.
Scope of the Work
a)
verify that the credit appraisal processes followed by the Seller at the time of originating the Loan Sample Cases are in line with the Seller’s most recent Operating Manual provided to us by the Company;

b)	verify the completeness of the post disbursement documents and status of individual customer files for the Loan Sample Cases;
c)
determine the adequacy of documentation in respect of the Loan Sample Cases to ensure compliance with set procedures – (including in respect of field investigation, credit approvals at appropriate levels, how exceptions are dealt with, etc.);

d)	verify the principal outstanding on the Loans forming part of the Loan Pool on Day 1; and
e)	verify the historical receipt of collection amounts for overdue Loans for the Loan Sample Cases.

Methodology
a)	Validating Selection Criteria
-	Obtained from the Company the details on the underlying Loan Pool and validated it against the Selection Criteria set out in Annexure I
-	Performed checks on the Loan Sample Cases against the Selection Criteria in Appendix I
b)	Identification of Sample
-	Identified the sample of 24,829 Loans comprising the Loan Sample Cases out of a total 165,528 Loans from the Loan Pool which were provided to us by the Company
-	Sampling methodology was based on randomly selected samples
-	The Loan Sample Cases constitutes ~15% of the Loan Pool in terms of the number of Loans, and ~15% of the Loan Pool in terms of the aggregate principal amount of the Loan Pool
c)	Performing the Review
-
Reviewed the files relating to the Loan Sample Cases to determine availability of the documentation evidencing the credit appraisal process and compliance with the Company’s policies and procedures as set out in “the latest Credit Appraisal Operating Manual of Shriram Finance Limited” provided to us by the Company”;

-	Compared the sample loan data against the underlying loan documentation including loan account statement to verify the file data with the loan documentation data
d)	Verify the principal outstanding on the Loans underlying the Initial Identified Receivables
-	Reviewed the loan account statements for the Loan Sample Cases to determine amounts repaid to date from such Loans and compared against the current amounts outstanding under such Loans
e)	Verify historical receipt of collection amounts for overdue Loans for the Loan Sample Cases
f)	Reviewed historical collection amounts in loan account statements for overdue Loans in the Loan Sample Cases to determine total collections against overdue amounts

Results and Summary of File Review Observations
a)	We have checked the vehicle registration certificate of the samples to confirm that the vehicle was hypothecated in favor of Company
b)	Verified rate of interest as per data provided as per sanction letter for the agreed sample loan files and also checked that the loans have a fixed rate of interest
c)	Verified that the proportion of PV / HCV / LCV / CE are within the selection criteria
d)	Checked at the pool level that the latest maturity date is less than 72 months
e)	Checked the sanction letter to confirm that the loans have a monthly repayment frequency, maximum coupon rate being less than 25%, no loans are to corporate entities or lending institutions
f)
Checked the statement of accounts to verify the principal outstanding, overdue status, loan disbursement status, no security deposits, loans have a residual maturity of more than 365 days, residual maturity,  and to confirm that the loans are fully disbursed.

g)
Checked the pool level based on the details shared by the Company to confirm used vs new vehicles, weighted average seasoning, weighted average original tenor, weighted average LTV, maximum average ticket size, maximum weighted average IRR, maximum original tenor, maximum and minimum coupon rate, no states with more than 15% of principal outstanding with one state being maximum 20%

h)	Checked that the assets are hypothecated in favor of the Company
i)	Reviewed the sample loan agreement to confirm that no limitations on transferring or assignment of the loan
j)	Checked the loan samples files for conformity with Originator’s underwriting criteria
k)	Checked the KYC files and the pool level data to confirm that the loans meet the minimum holding period requirement

I confirm that all necessary regulatory documents and other internal Company (Seller) documents were found to be in conformity with the Final Data sheet and other information provided by Shriram Finance Ltd.
V S Saptharishi
Chartered Accountant
Membership No. 24123

Annexure I: Selection Criteria
a)	the Loan must have been originated by the Seller and fully disbursed by the Seller;
b)	the Loan must have a monthly principal repayment frequency;
c)	the Loan must not be overdue by more than 30 (thirty) days as of the applicable Cut-off Date and as of the applicable Transfer Date;
d)	the aggregate principal amount outstanding of the Loans which are overdue shall not exceed 5% (five percent) of the total principal amount outstanding of the Loans as of the applicable Cut-off Date;
e)
the aggregate principal amount outstanding of the Loans as of the applicable Cut-off Date and which have been granted to Borrowers who are first time borrowers of the Seller, shall not exceed 20% (twenty percent) of the total principal amount outstanding of the Loans as of the applicable Cut-off Date;

f)	the weighted average of the Loan to Value Ratio of the Identified Receivables must be less than 72% (seventy two percent) as of the applicable Cut-off Date;
g)	the Loan to Value Ratio with respect to the Loans where the Underlying Security is specifically used vehicles must be less than 90% (ninety percent) as of the applicable Cut-off Date;
h)	the MHP must have been satisfied by the Seller with respect to each Loan as of the Cut-off Date in relation to the Initial Identified Receivables which MHP is as follows:
i.
any Loan which has an original tenure of more than 24 (twenty-four) months has been held on the books of the Seller for at least 6 (six) months from the date on which: (i) the registration of security interest created for such Loan has been completed with the Central Registry of Securitisation Asset Reconstruction and Security Interest of India or (ii) the first installment of such Loan has been repaid, whichever is later;

ii.
any Loan which has an original tenure of up to 24 (twenty-four) months has been held on the books of the Seller for at least 3 (three) months from the date on which: (i) the registration of security interest created for such Loan has been completed with the Central Registry of Securitisation Asset Reconstruction and Security Interest of India or (ii) the first installment of such Loan has been repaid, whichever is later; and

Without prejudice to the aforesaid, Loans with an original tenure of more than 60 (sixty) months must have been held on the books of the Seller for a minimum of 12 (twelve) months from the date on which: (i) the registration of security interest created for such Loan has been done with the Central Registry of Securitisation Asset Reconstruction and Security Interest of India or (ii) the first installment of the Loan has been repaid, whichever is later, as of the applicable Cut-off Date;
i)	the Loans do not have a residual maturity of less than 365 (three hundred and sixty five) days as of the applicable Cut-off Date;
j)
the weighted average “seasoning” (being the time that has lapsed between: (x) the date of receipt of the first instalment of the Loan by the Seller and (y) the applicable Cut-off Date for such Loan) of the Loans is at least 9 (nine) months as of the applicable Cut-off Date;

k)
the principal amount outstanding of Loans originated from a single state in India is no more than 15% (fifteen percent) of the total principal amount outstanding of the Loans as of applicable Cut-off Date, save and except for any one state which can be up to 20% (twenty percent) of the total principal amount outstanding of the Loans as of the applicable Cut-off Date;

l)	the average principal amount of the Loans must not exceed Rs. 450,000/- (Rupees four hundred and fifty thousand only) per Loan as of the applicable Cut-off Date;
m)	the principal amount outstanding of each of the Loans shall not exceed Rs. 4,000,000/- (Rupees four million only) as of the applicable Cut-off Date;
n)	the Weighted Average Rate of Return of the Loans is at all times less than 22% (twenty two percent) and greater than 16% (sixteen percent);
o)
the principal amount outstanding of Loans where the interest rate is above 20% (twenty percent) does not exceed 25% (twenty five percent) of the total principal amount outstanding of the Loans as of the applicable Cut-off Date;

p)	the Loans with respect to the Initial Identified Receivables do not have an interest rate greater than 25% (twenty five percent) as of the applicable Cut-off Date;
q)
the Seller is the sole legal owner of the Identified Receivables and such receivables have not been sold or assigned by it to any Person and no security or any other encumbrances have been created over such receivables and no third party has any contractual rights to claim in relation to such receivables;

r)
the Loans must have been originated through the Seller’s offices and branches (which are owned and controlled directly by the Seller) and not through any branches or offices operated by any origination partner;

s)
the Seller has complied with all applicable guidelines issued by the RBI pertaining to ‘know your customer’ (KYC) requirements with respect to each of the Borrowers and the third party security provider (if any) in relation to each Loan and all other applicable guidelines for origination of the Loans;

t)	the Loans meet the following requirements:
a.
the principal amount outstanding of Loans which are secured over heavy commercial vehicles does not exceed 50% (fifty percent) of the total principal amount outstanding in respect of all Loans as of the applicable Cut-off Date;

b.
the principal amount outstanding of Loans which are secured over of medium and light weight commercial vehicles does not exceed 50% (fifty percent) of the total principal amount outstanding in respect of all Loans as of the applicable Cut-off Date;

c.
the principal amount outstanding of Loans which are secured over passenger vehicles does not exceed 35% (thirty five percent) of the total principal amount outstanding in respect of all Loans as of the applicable Cut-off Date;

d.
the principal amount outstanding of Loans which are secured over construction equipment does not exceed 20% (twenty percent) of the total principal amount outstanding in respect of all Loans as of the applicable Cut-off Date; and

e.
the principal amount outstanding of Loans which are secured over vehicles which are used for Uber, Ola or similar aggregator app-based passenger vehicles does not exceed 5% (five percent) of the total principal amount outstanding in respect of all Loans as of the applicable Cut-off Date;

u)
the principal amount outstanding of Loans which have been used for financing new vehicles does not exceed 15% (fifteen percent) of total principal amount outstanding of all Loans as of the applicable Cut-off Date;

v)	the maximum original tenure with respect to each Loan does not exceed 108 (one hundred and eight) months as of the applicable Cut-off Date;
w)	the residual maturity with respect to each Loan does not exceed 78 (seventy eight) months from the Cut-off Date of the Initial Identified Receivables;
x)	all of the Loans are standard assets in the books of the Seller as per the norms specified by the RBI as of the applicable Cut-off Date and as of the applicable Transfer Date;
y)	none of the Loans have been rescheduled or restructured (as understood under the applicable RBI regulations) by the Seller as of the applicable Cut-off Date;
z)	none of the Loans have been made for purposes of financing the acquisition of tractors;
aa)	none of the Loans have a bullet repayment schedule for principal and interest;
bb)	none of the Borrowers are corporate entities or Lending Institutions;
cc)	the Loans benefit from an underlying hypothecation on one or more vehicle(s) registered and located in India;
dd)
the Loans have a fixed rate of interest which has not been reduced by the Seller post its disbursement (nor has the Seller agreed or committed to any such reduction) and there are no provisions in the Loan Agreements for a downward reset of the applicable rate of interest;

ee)	the hypothecation created to secure the applicable Loan by each Borrower is an exclusive first ranking charge which has been perfected in accordance with applicable law;
ff)	there are no limitations on the Seller in respect of transferring or assigning the Loans;
gg)	the Seller does not have any undisbursed loan commitments under the Underlying Documents as of the applicable Cut-off Date;
hh)	no event of default (including any cross default) has occurred or is subsisting in relation to any loans availed by the Borrowers from the Seller as on the applicable Cut-off Date; and
ii)	none of the Loans are disbursed to finance any of the activities listed under the Exclusion List.